Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heritage Financial Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), we, Donald V. Rhodes, Chairman, President, and Chief Executive Officer and Edward D. Cameron, Senior Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

May 9, 2003	/s/ Donald V. Rhodes
Donald V. Rhodes Chairman, President, and Chief Executive Officer Principal Executive Officer

May 9, 2003	/s/ Edward D. Cameron
Edward D. Cameron Senior Vice President and Treasurer Principal Financial Officer